EXHIBIT 99.1

SPECTRUM HEALTH NETWORK, INC.

INDEX TO FINANCIAL STATEMENTS

Financial Statements:

Report of Independent Registered Public Accounting Firm

Balance Sheet as of December 31, 2009

Statements of Operations for the Period October 21, 2009 (Inception) through December 31, 2009

Statements of Changes in Stockholders’ Equity for the Period October 21, 2009 (Inception) through December 31, 2009

Statements of Cash Flows for the Period October 21, 2009 (Inception) through December 31, 2009

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Directors of

Spectrum Health Network, Inc.

We have audited the accompanying balance sheet of Spectrum Health Network, Inc. (the “Company”) as of December 31, 2009, and the related statements of operations, changes in stockholders’ equity and cash flows for the period October 21, 2009 through December 31, 2009. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Spectrum Health Network, Inc. as of December 31, 2009, and the results of its statements of operations, changes in stockholders’ equity, and cash flows for the period October 21, 2009 (Inception) through December 31, 2009 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in process of executing its business plan and expansion. The Company has not generated significant revenue to this point. The lack of profitable operations and the need to continue to raise funds raise significant doubt about the Company’s ability to continue as a going concern. Management’s plans in this regard are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KBL, LLP

New York, NY
June 10, 2010

SPECTRUM HEALTH NETWORK, INC.

BALANCE SHEET

DECEMBER 31, 2009

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$200
Accounts receivable	5,160

Total current assets	5,360

FIXED ASSETS
Site equipment, net of accumulated depreciation	47,178

INTANGIBLE ASSETS
Segment library, net of accumulated amortization	12,370

TOTAL ASSETS	$64,908

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable Accounts payable	$105,855

Total current liabilities	105,855

TOTAL LIABILITIES	105,855

STOCKHOLDERS’ EQUITY
Common stock, $.001 par value; 1,000 shares authorized; 1,000 issued and outstanding	1
Accumulated deficit	(40,948)

Total stockholders’ equity	(40,947)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$64,908

The accompanying notes are an integral part of these financial statements

SPECTRUM HEALTH NETWORK, INC.

STATEMENT OF OPERATIONS

FOR THE PERIOD OCTOBER 21, 2009 (INCEPTION)

THROUGH DECEMBER 31, 2009

OPERATING REVENUE	$3,235

COST OF REVENUE	—

GROSS PROFIT	3,235

OPERATING EXPENSES
Compensation and consulting fees	28,700
General and administrative	8,014
Depreciation and amortization	7,469

Total operating expenses	44,183

LOSS BEFORE PROVISION FOR INCOME TAXES	(40,948)
Provision for income taxes	—

LOSS APPLICABLE TO COMMON SHAREHOLDERS	$(40,948)

BASIC LOSS PER SHARE	$(40.95)

WEIGHTED AVERAGE SHARES OUTSTANDING	1,000

The accompanying notes are an integral part of these financial statements

SPECTRUM HEALTH NETWORK, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD OCTOBER 21, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

	Common Stock		Accumulated Deficits	Total
	Shares	Amount
Balance, October 21, 2009	—	$—	$—	$—
Issuance of shares for cash	1,000	1	—	1
Net loss	—	—	(40,948)	(40,948)

Balance, December 31, 2009	1,000	$1	$(40,948)	$(40,947)

The accompanying notes are an integral part of these financial statements.

SPECTRUM HEALTH NETWORK, INC.

STATEMENT OF CASH FLOWS

FOR THE PERIOD OCTOBER 21, 2009 (INCEPTION)

THROUGH DECEMBER 31, 2009

CASH FLOW FROM OPERATING ACTIVITIES
Net (loss)	$(40,948)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	7,469
Cash received in acquisition by Gordon Communications, Inc.	200
Changes in assets and liabilities
(Increase) in accounts receivable	(3,235)
Increase in accounts payable	36,713

Total adjustments	41,147

Net cash provided by operating activities	199

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common shares for cash	1

Net cash provided by financing activities	1

NET INCREASE IN CASH AND CASH EQUIVALENTS	200

CASH AND CASH EQUIVALENTS BEGINNING OF PERIOD	—

CASH AND CASH EQUIVALENTS - END OF PERIOD	$200

SUPPLEMENTAL INFORMATION OF CASH FLOW ACTIVITY:
Cash paid during the period for:
Interest	$—

Gordon Communications Inc., acquisition of Medsource Media LLC assets and liabilities for shares of Gordon Communications Inc., common stock

Site equipment	$53,522
Segment library	13,495
Accounts receivable	1,925
Accounts payable	(68,742)

Net cash received in acquisition	$200

The accompanying notes are an integral part of these financial statements

SPECTRUM HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE 1-	ORGANIZATION AND BASIS OF PRESENTATION

On October 21, 2009, Spectrum Health Network, Inc. (the “Company” or “Spectrum”), was incorporated in the State of Delaware. The Company is a wholly owned operating subsidiary of Gordon Communications, Inc. On November 1, 2009, Gordon Communications, Inc. acquired network assets from Medsource Media, LLC. who had developed a digital out-of-home medical information content network known and operating as Spectrum Health Network.

Spectrum Health Network is a digital signage waiting room network built for the multispecialty group practice and Independent Physician Association. Spectrum was developed to be an extension of the medical practice, enabling the group practice to relay custom produced, health-specific educational based content to patients during the very important “dwell time” while waiting for their physicians. Spectrum provides its clients with a powerful tool for practice enhancement, patient communication and viable method to deliver educational initiatives.

At the time Gordon Communications, Inc. acquired the assets from Medsource Media, LLC, there were 61 live sites installed over 7 group practices. Currently Spectrum maintains 126 live sites installed across seventy-two independent buildings servicing eight different IPAs in the California and NY markets with one location operating as a test in Atlanta, GA. Of these building locations, 58 are located in Northern California, 10 in Southern California, and 2 in NY. Gordon Communications, Inc. acquired these assets for Spectrum and placed the assets and the assumed liabilities in Spectrum.

Accounting Standard Codification

Effective October 21, 2009, the Company adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 105-10, Generally Accepted Accounting Principles – Overall (“ASC 105-10”). ASC 105-10 establishes the FASB Accounting Standards Codification (the “Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. The Codification superseded all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification is non-authoritative. The FASB will not issue new standards in the form of Statements, FASB Positions or Emerging Issue Task Force Abstracts. Instead, it will issue Accounting Standards Updates (“ASUs”).

The FASB will not consider ASUs as authoritative in their own right. ASUs will serve only to update the Codification, provide background information about the guidance and provide the bases for conclusions on the change(s) in the Codification. References made to FASB guidance throughout this document have been updated for the Codification.

SPECTRUM HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE 1-	ORGANIZATION AND BASIS OF PRESENTATION (continued)

Going Concern

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has generated minimal revenues since inception and has generated losses totaling $40,948 in their initial period, and needs to raise additional funds to carry out their business plan. The continuation of the Company as a going concern is dependent upon the continued financial support from its major vendor, and the ability of the Company to obtain necessary financing to continue operations.

The Company has had very little operating history to date, however is not currently in the development stage. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. These factors raise substantial doubt regarding the ability of the Company to continue as a going concern.

Besides generating revenues from proposed operations, the Company may need to raise additional capital to expand operations to the point at which the Company can achieve profitability. The terms of financing that may be raised may not be on terms acceptable by the Company. If adequate funds cannot be raised outside of the Company, the Company’s current shareholders may need to contribute funds to sustain operations.

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with maturity of three months or less, when purchased, to be cash equivalents.

The Company maintains cash and cash equivalent balances at one financial institution that is insured by the Federal Deposit Insurance Corporation.

SPECTRUM HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fixed Assets

The Company prepays for equipment and installation of sites, and as the sites are installed and commissioned the cost of the sites is moved from the prepaid asset into fixed assets at a useful life of 3 years, and stated at cost, less accumulated depreciation. Depreciation commences on the first day of the month following the installation of the sites and is calculated using the straight-line method over the estimated useful lives of the related assets. Costs of maintenance and repairs will be charged to expense as incurred. The Company had 61 sites live in December 2009; and depreciation of $6,345 was recorded for the period October 21, 2009 (Inception) through December 31, 2009.

Recoverability of Long-Lived Assets

Although the Company does not have any long-lived assets at this point, for any long-lived assets acquired in the future the Company will review their recoverability on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment will be based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell.

Fair Value of Financial Instruments

The carrying amount reported in the balance sheet for cash and cash equivalents, accounts payable, and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The Company does not utilize derivative instruments.

Segment Library

The segment library is reflected as intangible assets on the accompanying Balance Sheet. These costs represent the production costs relating to producing the segments that are presented in the professional offices. The Company amortizes the segments commencing on the first day of the month following the segments placed into service. These segments were acquired from Medsource Media, LLC, and a life of 12 months has been assigned to them. Amortization of $1,125 has been recorded for the period October 21, 2009 (Inception) through December 31, 2009.

SPECTRUM HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company accounts for income taxes utilizing the liability method of accounting. Under the liability method, deferred taxes are determined based on differences between financial statement and tax bases of assets and liabilities at enacted tax rates in effect in years in which differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts that are expected to be realized.

Revenue Recognition

The Company will generate revenue from the sale of advertising spots on its network. The revenue will be recognized in the month in which the spots run.

Loss Per Share of Common Stock

Basic net loss per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) include additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents are not included in the computation of diluted earnings per share when the Company reports a loss because to do so would be anti-dilutive. The following is a reconciliation of the computation for basic and diluted EPS.

December 31, 2009
Net loss	$(40,948)

Weighted-average common shares outstanding (Basic)	1,000

Weighted-average common stock
Equivalents
Stock options	—
Warrants	—

Weighted-average common shares outstanding (Diluted)	1,000

SPECTRUM HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Uncertainty in Income Taxes

Under ASC 740-10-25, the Company is required to recognize and measure uncertain income tax positions using a “more-likely-than-not” approach. Management has adopted ASC 740-10-25, and they will evaluate their tax positions on an annual basis and has determined that as of December 31, 2009, no additional accruals are necessary.

Recently Issued Accounting Standards

In September 2006, ASC issued 820, Fair Value Measurements. ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is encouraged. The adoption of ASC 820 is not expected to have a material impact on the financial statements.

In February 2007, ASC issued 825-10, The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of ASC 320-10, (“ASC 825-10”) which permits entities to choose to measure many financial instruments and certain other items at fair value at specified election dates. A business entity is required to report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. This statement is expected to expand the use of fair value measurement. ASC 825-10 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In December 2007, the ASC issued ASC 810-10-65, Noncontrolling Interests in Consolidated Financial Statements. ASC 810-10-65 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment.

ASC 810-10-65 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. Management is determining the impact that the adoption of ASC 810-10-65 will have on the Company’s financial position, results of operations or cash flows.

SPECTRUM HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recently Issued Accounting Standards (continued)

In December 2007, the Company adopted ASC 805, Business Combinations (“ASC 805”). ASC 805 retains the fundamental requirements that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. ASC 805 defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. ASC 805 will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition. ASC 805 will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date.

ASC 805 will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met. Finally, ASC 805 will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date. This will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008. Early adoption is not permitted and the ASC is to be applied prospectively only. Upon adoption of this ASC, there would be no impact to the Company’s results of operations and financial condition for acquisitions previously completed. The adoption of ASC 805 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In March 2008, ASC issued ASC 815, Disclosures about Derivative Instruments and Hedging Activities”, (“ASC 815”). ASC 815 requires enhanced disclosures about an entity’s derivative and hedging activities. These enhanced disclosures will discuss: how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for and its related interpretations; and how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. ASC 815 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company does not believe that ASC 815 will have an impact on their results of operations or financial position.

In April 2008, ASC issued ASC 350, “Determination of the Useful Life of Intangible Assets”. This amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under ASC 350. The guidance is used for determining the useful life of a recognized intangible asset shall be applied prospectively to intangible assets acquired after adoption, and the disclosure requirements shall be applied prospectively to all intangible assets recognized as of, and subsequent to, adoption. The Company does not believe ASC 350 will materially impact their financial position, results of operations or cash flows.

SPECTRUM HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recently Issued Accounting Standards (continued)

Effective April 1, 2009, the Company adopted ASC 855, Subsequent Events (“ASC 855”). ASC 855 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It requires disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. This disclosure should alert all users of financial statements that an entity has not evaluated subsequent events after that date in the set of financial statements being presented. Adoption of ASC 855 did not have a material impact on the Company’s results of operations or financial condition. The Company has evaluated subsequent events through June 10, 2010, the date the financial statements were issued.

Effective July 1, 2009, the Company adopted FASB ASU No. 2009-05, Fair Value Measurement and Disclosures (Topic 820) (“ASU 2009-05”). ASU 2009-05 provided amendments to ASC 820-10, Fair Value Measurements and Disclosures – Overall, for the fair value measurement of liabilities. ASU 2009-05 provides clarification that in circumstances in which a quoted market price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using certain techniques. ASU 2009-05 also clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of a liability. ASU 2009-05 also clarifies that both a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required for Level 1 fair value measurements. Adoption of ASU 2009-05 did not have a material impact on the Company’s results of operations or financial condition.

In January 2010, the Company adopted FASB ASU No. 2010-06, Fair Value Measurement and Disclosures (Topic 820) - Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). These standards require new disclosures on the amount and reason for transfers in and out of Level 1 and 2 fair value measurements. The standards also require new disclosures of activities, including purchases, sales, issuances, and settlements within the Level 3 fair value measurements. The standard also clarifies existing disclosure requirements on levels of disaggregation and disclosures about inputs and valuation techniques. These new disclosures are effective beginning with the first interim filing in 2010. The disclosures about the roll-forward of information in Level 3 are required for the Company with its first interim filing in 2011. The Company does not believe this standard will impact their financial statements.

Other ASU’s that have been issued or proposed by the FASB ASC that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

SPECTRUM HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE 3-	STOCKHOLDERS’ EQUITY

The Company was established with one class of stock, common stock – 1,000 shares authorized at a par value of $.001.

During the period from October 21, 2009 (inception) through December 31, 2009, the Company issued 1,000 shares of common stock to Gordon Communications, Inc.

All common stock is issued and outstanding.

The Company has not issued any options or warrants to date.

NOTE 4-	COMMITMENTS AND LICENSE AGREEMENT

On November 1, 2009, the Company entered into an Installation and Remote Transfer Testing Project Management and Service Agreement (“Service Agreement”), and a License Agreement (“License Agreement”) with Seatac Digital Resources, Inc., for an initial term of five years. The Service Agreement provides for , directly and through sub-contractors to produce, license and supply certain goods and services as described within the Service Agreement, the Company to engage Seatac to provide certain goods and services to facilitate the installation and operation of a media information display network within professional offices located in the United States and Canada, and for Seatac to supply the goods and services that the Company agrees to purchase and accept the licenses on the terms and conditions set forth in the Service Agreement.

The License Agreement grants Seatac the right to license the software, as defined with the License Agreement. Seatac will provide the licensee with use of its software components, including the server software, and the software media player that will drive one or more displays and connect back to the server. The fees for the license are as follows: a $500 initial one-time fee for the remote transfer set up; hardware and installation fees of $3,500 per site; and a standard remote transfer license fee of $87 per unit per month.

SPECTRUM HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE 5-	PROVISION FOR INCOME TAXES

Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities. Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

At December 31, 2009, deferred tax assets consist of the following:

Net operating losses	$13,922
Valuation allowance	(13,922)

$—

At December 31, 2009, the Company had net operating loss carry-forwards in the amount of $40,948 available to offset future taxable income through 2029. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods. A reconciliation of the Company’s effective tax rate as a percentage of income before taxes and federal statutory rate for the period ended December 31, 2009 is summarized as follows:

2009

Federal statutory rate	(34.0)%
State income taxes, net of federal benefits	3.3
Valuation allowance	30.7

0%

NOTE 6-	SUBSEQUENT EVENTS

Letter of Intent

On June 1, 2010, AMHN, Inc. (the “AMHN”) entered into a Letter of Intent (“LOI”) with the Company.

The terms of the LOI include the acquisition of 100% of the outstanding common stock of Company (the “Company Shares”) in exchange for shares of the AMHN’s Common Stock (the “AMHN Shares”). The number of AMHN Shares to be issued in exchange for the Company Shares shall be determined upon the completion of due diligence and prior to the preparation of a definitive agreement between the parties. AMHN will acquire the assets of the Company and will assume all of the liabilities of the Company.

SPECTRUM HEALTH NETWORK, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

NOTE 6-	SUBSEQUENT EVENTS (CONTINUED)

Letter of Intent (Continued)

Upon completion of satisfactory due diligence, the parties must enter into a definitive agreement, which shall be executed and consummated, prior to forty-five (45) days from the date of the LOI (July 15, 2010), unless mutually extended by the parties in writing. In no event shall the extension date be longer than seventy-five days from the date of the LOI (August 14, 2010).

Should due diligence conducted by AMHN be deemed unsatisfactory, or should the Company breach any of the terms of the LOI, then the LOI and the proposed acquisition by AMHN, will terminate upon the written notification by AMHN to the Company.